ARROW DYNAMIC INCOME FUND

CLASS A SHARES: ASFFX

CLASS C SHARES: ASFTX

INSTITUTIONAL CLASS SHARES: ASFNX

(a series of Arrow Investments Trust)

Supplement dated May 24, 2019

to the Summary Prospectuses and Prospectus dated December 1, 2018

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The following provides notice to shareholders of important additions to the Fund’s principal investment strategies and risks.

The “Principal Investment Strategies” section starting on page 1 of the Prospectus and Summary Prospectuses is replaced in its entirety with the following:

Principal Investment Strategies: The Fund primarily invests in fixed income securities of any maturity issued by the U.S. government or its agencies, collateralized or corporate debt of any credit rating. In addition to the direct investments in U.S. government, collateralized and corporate debt, the Fund will use swap agreements and other derivatives such as futures, options, and structured notes, as well as exchange traded funds (“ETFs”), and other investment companies, (including affiliated funds), to obtain long and short exposure within the same asset classes.

Arrow Investment Advisors, LLC (the “Advisor”), actively manages the Fund’s dynamic fixed income strategies. These strategies consider micro and macro market factors derived from analytical models taking US Treasury, credit, and high yield market trends into consideration. The Fund will invest in securities of a particular fixed income asset category when market trends of that category are positive or, conversely, sell or hedge securities in a fixed income asset category when trends are unfavorable. The Fund also allocates a portion of its assets to fixed income securities for the purpose of generating income.

The Advisor allocates the Fund’s portfolio across fixed income market segments (such as corporate) high yield debt securities, liquid credit default instruments (such as credit default swaps), collateralized debt (such as mortgage-backed securities (“MBS”)) and longer-term U.S. Treasury bonds (generally, 10-30 years). The Advisor seeks exposure to each market segment by taking a long, short, or neutral (investing in cash or cash equivalents) position in the portfolio securities. The Fund’s exposure to any one investment segments will vary over time.

The Fund’s investments in corporate debt securities may be rated below investment grade (rated BB+ or lower by S&P or comparably rated by another nationally recognized statistical rating

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organization (“NRSRO”)), also known as “high-yield” or “junk” bonds, and in unrated debt securities determined by the Advisor, to be of comparable quality.

MBS refers to a type of fixed income instrument that represents an interest in a pool of mortgages, including residential MBS and commercial MBS, and includes securities issued by government sponsored entities. The Fund may invest without limit in MBS that are rated below investment grade (i.e., “high yield” or “junk” ratings). The Adviser considers MBS securities to be of investment grade quality if they are rated BBB (or comparable) or higher by a NRSRO.

The Advisor utilizes research to invest in (“hold long”) those assets expected to outperform their asset class, and sell all or part of an asset or sell short (“short”) those assets expected to underperform their asset class. This long/short portfolio construction attempts to provide absolute (positive) returns by minimizing the risk of substantial losses stemming from market declines, while reducing volatility. The Advisor may also invest in cash and cash equivalents (“neutral”) when those assets are expected to outperform other asset classes. The Advisor may generate income with hedging techniques on fixed income securities being held when trends for that market segment are unfavorable. The Advisor may engage in frequent buying and selling of portfolio securities to achieve the Fund’s investment objective.

In addition, the following principal investment risks should be added to pages 3 and 33 of the Prospectus and page 3 of the Summary Prospectuses:

•	Mortgage-Backed and Other Asset-Backed Securities Risk: In addition to the risks associated with other fixed income securities, mortgage-backed and asset-backed securities are subject to certain other risks. The value of these securities will be influenced by the factors affecting the housing market or the other assets underlying such securities. As a result, during periods of declining asset values, difficult or frozen credit markets, significant changes in interest rates, or deteriorating economic conditions, mortgage-backed and asset-backed securities may decline in value, face valuation difficulties, become more volatile and/or become illiquid. The liquidity of these assets may change over time.
•	Residential Mortgage-Backed Securities (“RMBS”) Risk: RMBS are subject to the risks generally associated with mortgage-backed securities. RMBS may not be backed by the full faith and credit of the U.S. Government and are subject to risk of default on the underlying mortgages. RMBS issued by non-government entities may offer higher yields than those issued by government entities, but also may be subject to greater volatility than government issues. Delinquencies and defaults by borrowers in payments on the underlying mortgages, and the related losses, are affected by general economic conditions, the borrower’s equity in the mortgaged property and the borrower’s financial circumstances.
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In addition, the table on page 29 of the Prospectus is hereby deleted in its entirety and replaced with the following:

PRINCIPAL INVESTMENT RISKS

Risk	Arrow Dynamic Income Fund	Arrow DWA Balanced Fund	Arrow DWA Tactical Fund	Arrow Managed Futures Strategy Fund
Affiliated Investment Company Risk	X	X	X	X
Commodity		X	X	X
Counterparty	X			X
Credit	X	X	X	X
Derivatives	X			X
Emerging Market		X	X
ETF	X	X	X	X
Fixed Income	X	X	X	X
Foreign Currency				X
Foreign Investments		X	X	X
Futures	X	X	X	X
Government Securities	X			X
Issuer-Specific	X	X	X	X
Junk Bonds	X	X	X
Leverage	X	X	X	X
Management	X	X	X	X
Mortgage-Backed and Other Asset-Backed Securities	X
Market	X	X	X	X
MLP		X	X
Options	X	X	X	X
Other Investment Company	X			X
Portfolio Turnover	X	X	X	X
Real Estate		X	X
Regulatory	X	X	X	X
Repurchase Agreement				X
Residential Mortgage-Backed Securities	X
Sector	X	X	X
Short Position	X			X
Small and Medium Capitalization		X	X
Structured Note				X
Swap	X	X	X	X
Taxation		X	X	X
Volatility				X
Wholly-Owned Subsidiary		X	X	X

This Supplement and the existing Summary Prospectuses and Prospectus dated December 1, 2018, provide relevant information for all shareholders and should be retained for future reference. The Summary Prospectuses and Prospectus dated December 1, 2018, have been filed with the Securities and Exchange Commission, are incorporated by reference and can be obtained without charge by calling the Fund at 1-877-277-6933.